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                                                                    EXHIBIT 10.1

                         FIRST AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") dated effective as of May 26, 2004 (the "First Amendment Effective Date"), among THE HOUSTON EXPLORATION COMPANY, a Delaware corporation (the "Company"); the lenders party hereto (the "Lenders"); WACHOVIA BANK, NATIONAL ASSOCIATION, as Issuing Bank and as Administrative Agent (in its capacity as Administrative Agent, the "Administrative Agent"); THE BANK OF NOVA SCOTIA and FLEET NATIONAL BANK, as Co-Syndication Agents; and BNP PARIBAS and COMERICA BANK, as Co-Documentation Agents.

                                    RECITALS:

      A. The Company, the Lenders, the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents are parties to that certain Amended and Restated Credit Agreement dated as of April 1, 2004 (the "Credit Agreement").

      B. The parties to the Credit Agreement intend to amend the Credit Agreement to, among other things, amend Sections 7.07 (Use of Loans), 7.14 (Subsidiaries and Partnerships), 9.05 (Investments), 9.06 (Dividends), 9.07 (Sale of Assets), 9.08 (Stock of Subsidiaries, Etc.), 9.09 (Transactions with Affiliates) and 9.15 (Sale of Oil and Gas Properties), to permit the KeySpan Split-Off (as hereinafter defined).

      C. Therefore, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

      SECTION 1. Defined Terms. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

      SECTION 2. Amendments to Credit Agreement.

            (a) Definitions. The term "Agreement", defined in Section 1.02 of the Credit Agreement, is hereby amended in its entirety to read as follows:

                  "Agreement" shall mean this Amended and Restated Credit
            Agreement, as amended by the First Amendment, and as the same may be further amended, supplemented, waived or otherwise modified from time to time in accordance herewith.

            (b) New Definitions. Section 1.02 of the Credit Agreement is hereby further amended by adding thereto the following new definitions in their appropriate alphabetical order:

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                  "Appalachian Assets" shall mean all of the Company's Oil and
            Gas Properties located in the States of West Virginia, New York and Pennsylvania that are owned by Seneca-Upshur at the time of the closing of the KeySpan Split-Off.

                  "First Amendment" shall mean that certain First Amendment to
            Amended and Restated Credit Agreement dated effective as of May 26, 2004 (the "First Amendment Effective Date"), among the Company, the Lenders party thereto, the Administrative Agent, the Issuing Bank, the Co-Syndication Agents and the Co-Documentation Agents.

                  "KeySpan Split-Off" shall mean the series of transactions
            whereby the Company will:

                        (a) offer 6,200,000 shares of its common stock to the public pursuant to the Offering;

                        (b)   contribute (i) the net proceeds of the Offering,
            (ii) up to an aggregate principal amount not to exceed $150,000,000 in proceeds of Loans under this Agreement, and (iii) all of the Appalachian Assets, to Seneca-Upsur;

                        (c) transfer all of the issued and outstanding shares of the common stock of Seneca-Upsur to KeySpan in exchange for not less than 10,800,000 shares of the common stock of the Company owned by KeySpan;

                        (d) retire the shares of its common stock received from KeySpan; and

                        (e) if the underwriters of the Offering exercise their option to purchase up to an additional 15% of the Company's common stock to cover over-allotments, the net proceeds of such purchase will be used to, among other things, acquire and retire up to an additional 310,000 shares of the common stock of the Company owned by KeySpan.

                  "Offering" shall mean the public offering of common stock of the Company scheduled to occur on or about June 2, 2004.

                  "Seneca-Upshur" shall mean Seneca-Upshur Petroleum, Inc., a
            West Virginia corporation, a wholly-owned Subsidiary of the Company.

            (c) Borrowing Base. Notwithstanding anything to the contrary contained in the Credit Agreement including, without limitation, the provisions of Section 2.09 thereof, it is hereby expressly understood and agreed that, during the period from and after the First Amendment Effective Date until the next Scheduled Redetermination of the Borrowing Base in accordance with said
Section 2.09, the amount of the Borrowing Base shall be $340,000,000.

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            (d)   Use of Loans. Section 7.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 7.07 Use of Loans. The proceeds of the Loans shall be used by the Company (i) to pay in full the indebtedness of the Company under the Existing Credit Agreement, (ii) to contribute an aggregate principal amount not to exceed $150,000,000 to Seneca-Upshur in connection with the KeySpan Split-Off, (iii) to provide working capital for the Company and its Subsidiaries, and
            (iv) for general corporate purposes, including acquisitions of Oil and Gas Properties and related items used or useful in connection with the Company's existing business. Neither the Company nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan hereunder will be used to buy or carry any margin stock."

            (e) Subsidiaries and Partnerships. Section 7.14 of the Credit Agreement is hereby amended by adding thereto a new sentence, to be the last full sentence thereof, to read in its entirety as follows:

                  "For purposes of clarification, immediately following the
            exchange of the common stock of Seneca-Upshur for certain shares of the common stock of the Company owned by KeySpan in connection with the KeySpan Split-Off, the Company will have no Subsidiaries."

            (f) Investments. Section 9.05 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 9.05 Investments. Make, or permit any of its
            Subsidiaries to make, any loan or advance to any Person or purchase or otherwise acquire, or permit any such Subsidiary to purchase or otherwise acquire, any capital stock, assets, obligations or other securities of, make any capital contribution to, or otherwise invest in, or acquire any interest in, any Person, except: (a) direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition;
            (b) commercial paper of a domestic issuer rated at least "A-2" by Standard & Poor's

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            Ratings Group, a division of The McGraw-Hill Companies, Inc. or
            "P-2" by Moody's Investors Service, Inc. with maturities of one year or less from the date of issuance; (c) certificates of deposit with maturities of one year or less from the date of acquisition issued by any Lender or any commercial bank operating within the United States of America having capital and surplus in excess of $50,000,000; (d) short term deposits in money market funds investing substantially in investments described in Sections 9.05(a), 9.05(b) or 9.05(c) and the fund has an investment grade rating by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc. or is listed on Schedule 9.05 (or comparable funds to those listed on Schedule 9.05); (e) for stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Company or any such Subsidiary; (f) loans and advances to any Guarantor; (g) loans and advances to employees in the ordinary course of business not to exceed $50,000 in the aggregate at any one time outstanding; (h) financing for interests in Properties assigned or conveyed by the Company to executives of the Company pursuant to employment agreements existing on the date hereof between such executives and the Company; (i) the Company's contributions to Seneca-Upshur in connection with the KeySpan Split-Off, more particularly described in the definition of "KeySpan Split-Off"; and (j) the Company's acquisition of the shares of its common stock owned by KeySpan in connection with the KeySpan Split-Off."

            (g) Dividends. Section 9.06 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 9.06 Dividends. Declare or pay any dividends,
            purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such whether in cash, assets or in obligations of the Company, or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption or retirement of any shares of its capital stock, or make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock or permit any of its Subsidiaries to purchase or otherwise acquire for value any stock of the Company or another such Subsidiary, except that the Company may (a) declare and pay cash dividends equal to 50% of net income over the most recent previous four quarters, if, after giving effect to such dividend (i) no Event of Default has occurred and is continuing, (ii) no Event of Default will be caused by such action,
            (iii) the Borrowing Base Utilization is less than 80%, and (iv) the Company has a ratio of Consolidated Funded Debt to Consolidated Total Capitalization of less than 55%; and (b) acquire and retire the shares of its common stock owned by KeySpan in connection with the KeySpan Split-Off."

            (h) Sale of Assets. Section 9.07 of the Credit Agreement is hereby amended in its entirety as follows:

                  "Section 9.07 Sale of Assets. Without the prior written
            consent of all of the Lenders, sell, lease, assign, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, assign, transfer or otherwise dispose of, any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of such Subsidiaries, receivables and leasehold interests); except: (a) for Oil and Gas Properties

                                      -4-
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            pursuant to Section 9.15, (b) for inventory disposed of in the ordinary course of business; (c) the sale or other disposition of assets no longer used or useful in the conduct of its business; (d) that any such Subsidiary may sell, lease, assign, or otherwise transfer its assets to the Company or any other Subsidiary; (e) any sale, lease, assignment, transfer or other disposition of Properties pursuant to employment agreements with executives of the Company;
            (f) the Company's transfer to Seneca-Upshur of (i) the Appalachian Assets, (ii) the net proceeds of the Offering, and (iii) up to an aggregate principal amount not to exceed $150,000,000 in Loan proceeds, each in connection with the KeySpan Split-Off; and (g) the Company's exchange of the common stock of Seneca-Upshur for the shares of its common stock owned by KeySpan in connection with the KeySpan Split-Off."

            (i) Stock of Subsidiaries, Etc. Section 9.08 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 9.08 Stock of Subsidiaries, Etc. Sell or otherwise dispose of any shares of capital stock of any of its Subsidiaries, except (a) in connection with a transaction permitted under Section 9.10, and (b) as contemplated in connection with the KeySpan Split-Off; or permit any such Subsidiary to issue any additional shares of its capital stock, except (a) directors' qualifying shares, and (b) shares of its capital stock issued to the Company or another Subsidiary."

            (j) Transactions with Affiliates. Section 9.09 of the Credit Agreement is hereby amended as follows:

                  "Section 9.09 Transactions with Affiliates. Enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate or permit any of its Subsidiaries to enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate, except (a) in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's length transaction with a Person not an Affiliate, (b) for the sale, lease, assignment, transfer or other disposition of Properties pursuant to employment agreements existing on the date hereof with executives of the Company, and (c) in connection with the KeySpan Split-Off."

            (k) Sale of Oil and Gas Properties. Section 9.15 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Section 9.15. Sale of Oil and Gas Properties. The Company
            will not, nor permit any Subsidiary or Affiliate to sell,

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            assign, transfer or convey any interest in any Oil and Gas
            Properties, except as follows:

                  (a) Hydrocarbons sold in the ordinary course of business as and when produced;

                  (b)   Routine farm-outs of non-proven acreage;

                  (c) Sales of Properties, provided the sales of all such Properties permitted under this clause since the date of the last Scheduled Redetermination of the Borrowing Base do not have a market value in excess of $25,000,000 in the aggregate;

                  (d) In addition to sales permitted above, sales of Properties included in the Borrowing Base, provided simultaneously with any such sale the Borrowing Base is reduced by amounts agreed to at the time by the Required Lenders; and

                  (e) The transfer of the Appalachian Assets to Seneca-Upshur and thereafter the transfer of the common stock of Seneca-Upshur to KeySpan, each in connection with the KeySpan Split-Off."

            (l) Other. The Administrative Agent and the Lenders hereby waive any Default which may occur under any other term or provision of the Credit Agreement not amended hereby, solely by reason of the KeySpan Split-Off as contemplated on the First Amendment Effective Date.

      SECTION 3. Conditions Precedent; Effectiveness. This First Amendment shall become effective as of the First Amendment Effective Date when the Administrative Agent shall have received:

                  (i) Counterparts hereof duly executed by the Company and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party); and

                  (ii) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

      SECTION 4. Reaffirmation of Representations and Warranties. To induce the Lenders, the Administrative Agent and the Issuing Bank to enter into this First Amendment, the Company hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article VII of the Credit Agreement, as amended by this First Amendment, and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date).

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      SECTION 5. Reaffirmation of Credit Agreement. This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement, as amended hereby.

      SECTION 6. Governing Law; Entire Agreement. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas. The Credit Agreement, as amended by this First Amendment, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

      SECTION 7. Severability of Provisions. Any provision in this First Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this First Amendment are declared to be severable.

      SECTION 8. Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

      SECTION 9. Headings. Article and section headings in this First Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this First Amendment.

      SECTION 10. Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                         [Signatures begin on next page]

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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment effective as of the First Amendment Effective Date.

      COMPANY:

                              THE HOUSTON EXPLORATION COMPANY

                              By:      /s/ John H. Karnes
                                       ------------------------------
                              Name:    John H. Karnes
                              Title:   Sr. VP and Chief Financial Officer

                              LENDERS AND AGENTS:

                              WACHOVIA BANK, NATIONAL ASSOCIATION,
                              Individually as a Lender, the Issuing Bank and as Administrative Agent

                              By:   /s/ David Humphreys
                                    --------------------------------
                              Name: David Humphreys
                              Title: Director

                              THE BANK OF NOVA SCOTIA, Individually as a
                              Lender and as Co-Syndication Agent

                              By:      /s/ V.H. Gibson
                                       ------------------------------
                              Name:    V.H. Gibson
                              Title:

                              FLEET NATIONAL BANK, Individually as a Lender and as Co-Syndication Agent

                              By:      /s/ Allison I. Rossi
                                       ------------------------------
                              Name:    Allison I. Rossi
                              Title:   Director

                              BNP PARIBAS, Individually as a Lender and as Co-Documentation Agent

                              By:      /s/ Mark A. Cox
                                       ------------------------------
                              Name:    Mark A. Cox
                              Title:   Director

                              By:      /s/ Gabe Ellisor
                                       ------------------------------
                              Name:    Gabe Ellisor
                              Title:   Vice President

                              COMERICA BANK, Individually as a Lender and as Co-Documentation Agent

                              By:      /s/ H. Vadgama
                                       ------------------------------
                              Name:    Huma Vadgama
                              Title:   Assistant Vice President

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                              THE BANK OF NEW YORK

                              By:      /s/ Craig J. Anderson
                                       ------------------------------
                              Name:    Craig J. Anderson
                              Title:   Vice President

                              COMPASS BANK

                              By:      /s/ Patrick McWilliams
                                       ------------------------------
                              Name:    Patrick McWilliams
                              Title:   Assistant Vice President

                              WASHINGTON MUTUAL BANK, FA

                              By:      /s/ Mark Isensee
                                       ------------------------------
                              Name:    Mark Isensee
                              Title:   Vice President

                              UNION BANK OF CALIFORNIA, N.A.

                              By:      /s/ Sean Murphy
                                       ------------------------------
                              Name:    Sean Murphy
                              Title:   Vice President

                              NATEXIS BANQUES POPULAIRES

                              By:      /s/ Donovan C. Broussard
                                       ------------------------------
                              Name:    Donovan C. Broussard
                              Title:   Vice President & Manager

By:                           By:      /s/ Timothy Polvado
                                       ------------------------------
                              Name:    Timothy Polvado
                              Title:   Vice President & Manager

                              WELLS FARGO BANK TEXAS, N.A.

                              By:      /s/ Carlos L. Quinteros
                                       ------------------------------
                              Name:    Carlos L. Quinteros
                              Title:   Relationship Manager

                              SOUTHWEST BANK OF TEXAS, N.A.

                              By:      /s/ W. Bryan Chapman
                                       ------------------------------
                              Name:    W. Bryan Chapman
                              Title:   Senior Vice President Energy Lending